Exhibit 10.2

THIRD AMENDMENT TO PATENT TRANSFER AGREEMENT

THIS IS A THIRD AMENDMENT, dated as of February 12, 2009, to that certain PATENT TRANSFER AGREEMENT dated as of May 11, 2005 (the “Patent Transfer Agreement”) by and between Bayer Schering Pharma AG, a German corporation having its principal place of business in Müllerstraße 178, 13353 Berlin, Germany (hereinafter referred to as “BSP”) and Acusphere, Inc., a Delaware corporation having its place of business at 500 Arsenal Street, Watertown, MA 02472, USA (hereinafter referred to as “Acusphere”)

WHEREAS, BSP (formerly acting under the name Schering Aktiengesellschaft) and Acusphere entered into the Patent Transfer Agreement on May 11, 2005, pursuant to which certain patent rights were transferred from BSP to Acusphere;

WHEREAS, the Patent Transfer Agreement has been amended by a First Amendment to Patent Transfer Agreement, dated April 27, 2007 (the “First Amendment”) and a Second Amendment to Patent Transfer Agreement, dated May 15, 2008 (the “Second Amendment’), and under the Patent Transfer Agreement, as so amended, Acusphere will be obligated to make a payment of $1,800,000 to BSP on or before fifteen days after May 11, 2009;

WHEREAS, Acusphere wishes to defer payment of such May 11, 2009 payment and BSP is willing to agree to a deferral on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.               Notwithstanding anything to the contrary contained in the Patent Transfer Agreement, the First Amendment or the Second Amendment, rather than the $1,800,000 payment payable under Section 1.b of the Second Amendment, Acusphere shall instead pay BSP a total of $1,800,000 as follows:

a.               $100,000 on or before fifteen days after the execution of this Amendment;

b.              $100,000 on or before fifteen days after the earlier of (i) the closing by Acusphere of an equity financing in excess of $10,000,000 or (ii) May 11, 2013; and

c.               $1,600,000 on or before fifteen days after May 11, 2013.

2.               In all other respects, the Patent Transfer Agreement shall remain in effect as executed.

IN WITNESS WHEREOF, the parties have executed this Amendment to Patent Transfer Agreement as of the date first above written.

ACUSPHERE, INC.

BY	/s/ Sherri C. Oberg
Sherri C. Oberg

BAYER SCHERING PHARMA AG

BY	/s/ Dr. Hans Maier	/s/ Dr. Ulrich Koch
	Dr. Hans Maier	Dr. Ulrich Koch